UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

NIOCORP DEVELOPMENTS LTD.
(Name of Registrant as Specified in its Charter)

Not Applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE-AND-ACCESS NOTIFICATION

Important Notice Regarding the Availability of Proxy Materials for the Annual General
Meeting of Shareholders to Be Held on April 6, 2026

Dear Shareholder:

You are receiving this Notice-and-Access Notification because NioCorp Developments Ltd. (the "Company") has decided to use the notice-and-access model for delivery of meeting materials for its annual general meeting of shareholders to be held on April 6, 2026 (the "Meeting") to its registered shareholders and Canadian and U.S. beneficial shareholders. This Notice-and-Access Notification regarding the Meeting is prepared pursuant to the notice-and-access rules that came into effect on February 11, 2013 under National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer, National Instrument 51-102 - Continuous Disclosure Obligations and Rule 14a-16 under the United States Securities Exchange Act of 1934, as amended. Under the notice-and-access method of distribution, instead of paper copies of the Notice of Meeting, Management Information and Proxy Circular (the "Information Circular"), 2025 Annual Report and form of proxy (the “Proxy” and, together with the Notice of Meeting, the Information Circular and the 2025 Annual Report, the "Meeting Materials"), shareholders receive this Notice-and-Access Notification with information on how they may access such materials electronically. This communication is not a form for voting and presents only an overview of the more complete information in the Meeting Materials, which contain important information and can be accessed online or requested by mail as provided below. We encourage you to access and review all of the important information contained in the Meeting Materials before voting.

The Company has elected not to use the procedure known as "stratification" in relation to its use of the notice-and-access rules. Stratification occurs when a reporting issuer using the notice-and-access rules provides a paper copy of proxy-related materials to some, but not all, of its shareholders.

MEETING DATE AND LOCATION

WHEN:	Monday, April 6, 2026 10:00 a.m. Mountain Daylight Time	WHERE:	7000 S. Yosemite Street Lower-Level Conference Room Centennial, Colorado, 80112

Only shareholders who owned common shares of the Company at the close of business on the record date of February 9, 2026, may vote at the Meeting or any adjournment or postponement of the Meeting. The purposes of the Meeting are:

1.	Financial Statements: Shareholders will receive and consider the audited financial statements of the Company for the year ended June 30, 2025, together with the auditor’s report thereon. Information can be found in the “Financial Statements” section of the Information Circular.
2.	Fixing Number of Directors: Shareholders will be asked to set the number of directors of the Company for the ensuing year at six (6). Information can be found in the “Particulars of Matters to Be Acted Upon – I and II – Number and Election of Directors" section of the Information Circular. The Company’s management recommends a vote “FOR” fixing the number of directors of the Company for the ensuing year at six (6).

NioCorp Developments Ltd. (Nasdaq: NB)
7000 South Yosemite, Suite 115, Centennial, Colorado 80112 USA Tel: 720-334-7066

Notice-and-Access Notification to shareholders for NioCorp’s	Page 2
Annual General Meeting of Shareholders on April 6, 2026

3.	Election of Directors: Shareholders will be asked to elect six (6) directors for the ensuing year. Information can be found in the “Particulars of Matters to Be Acted Upon – I and II – Number and Election of Directors" section of the Information Circular. The Company’s management recommends a vote “FOR” each of the nominees for director named in the Proxy.
4.	Appointment of Independent Auditors: Shareholders will be asked to appoint Deloitte & Touche LLP as auditors of the Company to hold office until the next annual general meeting and to authorize the Board of Directors (the “Board”) to fix their remuneration through the Audit Committee. Information can be found in the “Particulars of Matters to Be Acted Upon – III – Appointment of Auditors” section of the Information Circular. The Company’s management recommends a vote “FOR” (i) the appointment of Deloitte & Touche LLP as the auditors of the Company and (ii) the authorization of the Board to fix their remuneration through the Audit Committee.
5.	Say-on-Pay: Shareholders will be asked to approve, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers. Information can be found in the “Particulars of Matters to Be Acted Upon – IV – Advisory Vote to Approve Named Executive Officer Compensation (‘Say-on-Pay Proposal’)” section of the Information Circular. The Board recommends a vote “FOR” the approval, on a nonbinding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Information Circular.
6.	Approval of the Amendment and Restatement of the NioCorp Developments Ltd. Long Term Incentive Plan: Shareholders will be asked to authorize and approve the amendment and restatement of the NioCorp Developments Ltd. Long Term Incentive Plan, set out in Schedule B to the Information Circular (the “2017 Amended Long Term Incentive Plan”). Information can be found in the “Particulars of Matters to Be Acted Upon – V – Approval of the Amendment and Restatement of the NioCorp Developments Ltd. Long Term Incentive Plan” section of the Information Circular. The Board recommends a vote “FOR” the resolution approving the adoption of the 2017 Amended Long Term Incentive Plan.
7.	Approval of the Amendment and Extension of NioCorp Developments Ltd. Shareholder Rights Plan: Shareholders will be asked to authorize and approve the amendment and extension of the NioCorp Developments Ltd. Shareholder Rights Plan, set out in Schedule C to the Information Circular (the “Amended Rights Plan Agreement”). Information can be found in the “Particulars of Matters to Be Acted Upon – VI – Approval of the Amendment and Extension of Company’s Shareholder Rights Plan” section of the Information Circular. The Board recommends a vote “FOR” the resolution approving the adoption of the Amended Rights Plan Agreement.
8.	Other Business: Shareholders may be asked to consider other items of business that may be properly brought before the Meeting. Information respecting the use of discretionary authority to vote on any such other business can be found in the "Information About Proxies" section of the Information Circular.

SHAREHOLDERS ARE REMINDED TO ACCESS AND REVIEW THE MEETING MATERIALS PRIOR TO VOTING

The Meeting Materials can be viewed online under the Company’s SEDAR+ profile at www.sedarplus.com or on the Company’s website at https://www.niocorp.com/investor-center/annual-meetings/ for up to one year from the date of this Notice-and-Access Notification.

NioCorp Developments Ltd. (Nasdaq: NB)
7000 South Yosemite, Suite 115, Centennial, Colorado 80112 USA Tel: 720-334-7066

Notice-and-Access Notification to shareholders for NioCorp’s	Page 3
Annual General Meeting of Shareholders on April 6, 2026

HOW TO OBTAIN PAPER COPIES OF THE MEETING MATERIALS

You can obtain a paper copy of the Meeting Materials, as well as materials for all future shareholder meetings, free of charge, by providing your name and mailing address to the Company in one of the following manners:

1.	Calling the Company at (720) 334-7066;
2.	Contacting the Company via email at IR@NioCorp.com;
3.	Online at www.investorcentre.com; or
4.	Sending a request to the Company’s headquarters at: NioCorp Developments Ltd., 7000 South Yosemite Street, Suite 115, Centennial, CO 80112, ATTN: Corporate Secretary.

Requests may be made up to one (1) year from the date the Information Circular was filed on SEDAR+, but requests should be received by the Company at least five (5) business days in advance of April 2, 2026, being the proxy cut-off date for voting at the Meeting, in order to receive the Meeting Materials in advance of the proxy cut-off date for the Meeting. If you do not request paper copies of the Meeting Materials, they will not otherwise be provided to you.

If interested, you may attend the Meeting in person. Directions to attend the Meeting where registered shareholders may vote in person can be found on our website at https://www.niocorp.com/investor-center/annual-meetings/.

VOTING

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE-AND-ACCESS NOTIFICATION. To vote your securities, you are asked to return your proxy using one of the following methods not later than 10:00 a.m. Mountain Daylight Time, on April 2, 2026, being the proxy cut-off date for the Meeting:

REGISTERED HOLDERS are asked to return their proxy using the following methods by the proxy deposit date noted on your proxy:

INTERNET:	www.investorvote.com
TELEPHONE:	1-866-732-VOTE (8683), toll free within North America, or
1-312-588-4290, Direct Dial – International
MAIL:	Computershare Investor Services Inc., Proxy Dept
100 University Avenue, 8th Floor
Toronto, Ontario, CANADA M5J 2Y1

ALL NON-REGISTERED HOLDERS should follow the instructions on the materials provided by your broker or such other intermediary.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER.

QUESTIONS

Shareholders with questions about notice-and-access can contact the Company at (720) 334-7066, or via email at IR@niocorp.com.

NioCorp Developments Ltd. (Nasdaq: NB)
7000 South Yosemite, Suite 115, Centennial, Colorado 80112 USA Tel: 720-334-7066